EXHIBIT 21.1


                         NOVEON, INC. SUBSIDIARIES
                         -------------------------


                                                    COUNTRY OR STATE OF
   NAME                                                INCORPORATION
   ----                                                -------------
-------------------------------------------------------------------------
Cymetech LLC                                          USA - Delaware
-------------------------------------------------------------------------
FCC Acquisition Corp.                                 USA - Delaware
-------------------------------------------------------------------------
Noveon Argentina Holdings, LLC                        USA - Delaware
-------------------------------------------------------------------------
Noveon China, Inc.                                    USA - Delaware
-------------------------------------------------------------------------
Noveon Diamalt, Inc.                                  USA - Delaware
-------------------------------------------------------------------------
Noveon FCC, Inc.                                      USA - Delaware
-------------------------------------------------------------------------
Noveon Hilton Davis, Inc.                             USA - Delaware
-------------------------------------------------------------------------
Noveon Holding Corporation                            USA - Delaware
-------------------------------------------------------------------------
Noveon Investments, LLC                               USA - Delaware
-------------------------------------------------------------------------
Noveon Textile Chemicals, Inc.                        USA - Delaware
-------------------------------------------------------------------------
Performance Materials I Inc.                          USA - Delaware
-------------------------------------------------------------------------
Performance Materials II LLC                          USA - Delaware
-------------------------------------------------------------------------
Noveon IP Holdings Corp.                              USA - Illinois
-------------------------------------------------------------------------
Noveon Kalama, Inc.                                   USA-Washington
-------------------------------------------------------------------------
Noveon Europe B.V.B.A.                                   Belgium
-------------------------------------------------------------------------
Noveon Europe Coordination Center B.V.B.A.               Belgium
-------------------------------------------------------------------------
Noveon Realty Europe B.V.B.A.                            Belgium
-------------------------------------------------------------------------
Performance Materials (Bermuda) Limited                  Bermuda
-------------------------------------------------------------------------
Noveon Canada Inc.                                        Canada
-------------------------------------------------------------------------
Noveon Chemicals Canada Co.                               Canada
-------------------------------------------------------------------------
Chongqing Diamalt Biochemical Co. Ltd.                    China
-------------------------------------------------------------------------
Noveon Trading (Shanghai) Co. Ltd.                        China
-------------------------------------------------------------------------
Yantai Prince Chemical Co. Ltd.                           China
-------------------------------------------------------------------------
Youli Piping Co., Ltd.                                    China
-------------------------------------------------------------------------
Noveon France S.A.                                        France
-------------------------------------------------------------------------
Noveon Holdings France S.A.S.                             France
-------------------------------------------------------------------------
Freedom Chemical Diamalt Beteiligungs GmbH               Germany
-------------------------------------------------------------------------
Lyomark Pharma GmbH                                      Germany
-------------------------------------------------------------------------
Noveon Deutschland GmbH                                  Germany
-------------------------------------------------------------------------
Noveon Diamalt GmbH & Co. KG                             Germany
-------------------------------------------------------------------------
Noveon Holdings Deutschland GmbH                         Germany
-------------------------------------------------------------------------
Noveon Pharma GmbH & Co. KG                              Germany
-------------------------------------------------------------------------
Noveon Verwaltungs GmbH                                  Germany
-------------------------------------------------------------------------
Kalama Foreign Sales Corporation                           Guam
-------------------------------------------------------------------------
Noveon Asia Pacific Limited                             Hong Kong
-------------------------------------------------------------------------
Noveon Hong Kong Limited                                Hong Kong
-------------------------------------------------------------------------
Indiamalt Private Limited                                 India
-------------------------------------------------------------------------
Noveon Diamalt Private Limited                            India
-------------------------------------------------------------------------
Diamalt S.R.L.                                            Italy
-------------------------------------------------------------------------
Noveon Italia S.R.L.                                      Italy
-------------------------------------------------------------------------
Noveon Korea, Inc.                                        Korea
-------------------------------------------------------------------------
Noveon Malaysia Sdn. Bhd.                                Malaysia
-------------------------------------------------------------------------
Noveon de Mexico, S.A. de C.V.                            Mexico
-------------------------------------------------------------------------
BFGoodrich Chemical Sales Company B.V.               The Netherlands
-------------------------------------------------------------------------
BFGoodrich Temprite Resin B.V.                       The Netherlands
-------------------------------------------------------------------------
Martel Invest B.V.                                   The Netherlands
-------------------------------------------------------------------------
Noveon Holdings Netherlands C.V.                     The Netherlands
-------------------------------------------------------------------------
Performance Materials Netherlands B.V.               The Netherlands
-------------------------------------------------------------------------
Mydrin SA (Proprietary) Limited                        South Africa
-------------------------------------------------------------------------
Noveon Spain S.L.                                         Spain
-------------------------------------------------------------------------
Taysung Enterprises Co., Ltd.                             Taiwan
-------------------------------------------------------------------------
Noveon UK Limited                                           UK
-------------------------------------------------------------------------
Pagemight Limited                                           UK
-------------------------------------------------------------------------